OLD MUTUAL ANALYTIC FUND

NOVEMBER 23, 2011 SUMMARY PROSPECTUS

(Class A:  ANAEX  ) (Class C:  ANCEX) (Class Z:  ANDEX) (Institutional Class:  ANIEX)

Before you invest in the Fund, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. You may find the Fund’s statutory prospectus, statement of additional information, and other information about the Fund online at https://www.fundinsite.com/site/old-mutual-funds.aspx. You may also obtain this information at no cost by calling 888-772-2888 or by sending an email request to oldmutual@fundinsite.com. The Fund’s statutory prospectus and statement of additional information, both dated November 23, 2011, are incorporated by reference into this summary prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE

Old Mutual Analytic Fund (the “Fund”) seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other retail mutual funds advised by Old Mutual Capital, Inc. (“Old Mutual Funds”).  More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Your Investment” on page 19 of the Fund’s statutory prospectus, and in the section entitled “Purchases and Redemptions of Shares” on page 64 of the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	Institutional Class	Class A	Class C	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	None	None	0.75%	None
Other Expenses
Expenses on Short Sales	0.27%	0.27%	0.27%	0.29%
Service Fees	None	0.25%	0.25%	None
Other Operating Expenses	815.70%	0.79%	0.66%	0.54%
Total Other Expenses	815.97%	1.31%	1.18%	0.83%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses1	816.83%	2.17%	2.79%	1.69%
Fee Waivers and/or Expense Reimbursement2	(815.30%)	(0.34%)	(0.21%)	(0.09%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement2	1.53%	1.83%	2.58%	1.60%

1
Total Annual Fund Operating Expenses do not correlate to the Ratios of Gross Expenses to Average Net Assets of the Fund stated in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

2
Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Adviser”) contractually agreed to limit the operating expenses of the Fund to an annual rate of 1.25% for Institutional Class shares, 1.55% for Class A shares, 2.30% for Class C shares, and 1.30% for Class Z shares through December 31, 2012.  The Adviser will consider further limitations on an annual basis. The expense limitation does not include Acquired Fund Fees and Expenses or Expenses on Short Sales.  The expense limitation agreement may be amended or continued beyond December 31, 2012 by written agreement of the parties.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$156	$796	$1,461	$3,241
Class A	$750	$1,184	$1,643	$2,909
Class C
with redemption	$361	$845	$1,455	$3,102
without redemption	$261	$845	$1,455	$3,102
Class Z	$163	$525	$911	$1,992

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 231.43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund normally invests in a combination of stocks, debt securities, and derivative instruments.  The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.  This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

Equity Strategy.  The Fund invests primarily in long and short positions in U.S. large cap stocks included in the Russell 1000® Index, although the Fund may invest in other equity securities.  The Russell 1000 Index consists of the largest 1,000 domestic companies based on market capitalization.  The Fund buys securities “long” that Analytic Investors, LLC (“Analytic”), the Fund’s sub-adviser, believes will outperform and sells securities “short” that Analytic believes will underperform.  The Fund intends to take long and short equity positions that may vary over time based on Analytic’s assessment of market conditions and other factors.  The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash.  The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

Analytic selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model.  The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

Options Strategy.  The options strategy is intended to reduce overall portfolio risk.  The Fund’s options strategy primarily focuses on the use of writing (selling) call options on equity indexes or index exchange-traded funds (“ETFs”).  For these purposes, the Fund treats options on indexes and ETFs as being written on securities having an aggregate value equal to the face or notional amount of the index or ETF subject to the option.  Writing index and ETF call options is intended to reduce the Fund’s volatility and provide income, although it may also reduce the Fund’s ability to profit from increases in the value of its equity portfolio.  The Fund may sell call options on broad-based domestic equity indexes or ETFs, such as the Standard and Poor’s (“S&P”) 100® Index, as well as on narrower market indexes or ETFs or on indexes or ETFs of companies in a particular industry or sector.  The Fund may also sell call options on foreign indexes or ETFs.  The Fund seeks to write options on broad- and narrow-based indexes and ETFs that correlate with the price movements of the Fund’s equity securities.

The Fund may also buy index put options to help protect the Fund from market declines that may occur in the future as the value of index put options increases as the prices of the stocks constituting the index decrease.  However, during periods of market appreciation, the value of the index put option decreases as these stocks increase in price.

The Fund may also write (sell) covered call options on individual equity securities to generate income.    A covered call is a transaction in which the seller of call options owns the corresponding amount of shares of a security.  When the Fund writes a covered call option, the Fund makes an obligation to deliver a security it already owns at an agreed-upon strike price on or before a predetermined date in the future in return for a premium.  The Fund may also purchase put options on individual equity securities which it owns.  A put option gives the Fund the right, but not the obligation, to sell an underlying security to the writer of the option at an agreed-upon strike price on or before a predetermined date in the future.

Other Derivative Strategies.  In addition to the options strategy, the Fund may use other derivatives for a variety of purposes, including to:

●	hedge against market and other risks in the portfolio;
●	manage cash flows; and
●	maintain market exposure and adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs.

Analytic may use futures contracts as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio.  A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in the Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or Analytic may misgauge that worth.

Short Sales Risk.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale.  In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.  By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.  The Fund may experience a loss if it is required to return a security that it borrowed to sell short.

Segregated Account Risk.  Until the Fund replaces a borrowed security, it is required to segregate cash or liquid securities on the records of a broker or custodian to cover the Fund’s short position.  Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Covered Call Options Risk.  Investments in covered calls involve certain risks.  These risks include:

•
Limited Gains.  By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.  While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•
Lack of Liquidity for the Option.  A liquid market may not exist for the option.  If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•
Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities.  Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Tax Consequences.  The Fund expects to generate premiums from its sale of call options.  These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses.  Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains.  Short-term capital gains are usually taxable as ordinary income when distributed to shareholders.  Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

Derivatives Risk.  Derivatives, including options, futures contracts, swap agreements, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund’s gains or losses.  There are various factors that affect the Fund’s ability to achieve its objectives with derivatives.  Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells.  The Fund could lose money if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a particular derivative instrument may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund.  The Fund uses this leverage as a means of enhancing returns without increasing its investment.  Derivatives are often more volatile than other investments and the maximum potential loss on the use of derivatives may be greater than the value presented in the Fund’s Statement of Assets and Liabilities.  The Fund’s use of certain derivatives may be considered speculative.

Swap Risk.  Swap agreements involve the risk that a swap counterparty will default on its payment obligation to the Fund.  The Fund attempts to limit this risk by entering into a transaction with counterparties that meet certain credit requirements and that have been pre-approved by the Board of Trustees (the “Board”) of Old Mutual Funds I (the “Trust”).

Equity swaps have a potentially greater downside risk than interest rate swaps, for example, since equity returns, unlike interest rates, can be negative.

Leverage Risk.  By engaging in certain derivative strategies or investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long or short equity positions and make any change in the Fund’s net asset value greater than without the use of leverage.  Leverage generally results in increased volatility of returns.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small- and Mid-Size Company Risk.  While the Fund invests primarily in large capitalization companies, the Fund may also invest in small- or mid-size companies.  While small- and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of smaller-cap issuers tend to be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years or since inception compared with those of two broad measures of market performance.  The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

On December 9, 2005, the Fund acquired substantially all the assets and liabilities of the Analytic Defensive Equity Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”).  On June 24, 2002, the Predecessor Fund acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II.  Analytic used substantially similar strategies and policies to manage both funds.  Performance prior to December 9, 2005 stated below for Class Z shares is based on the performance of the Predecessor Fund’s institutional class shares.  The Fund’s Class Z shares are the successor class of the Predecessor Fund’s institutional class.  The Fund’s fees and expenses for Class Z shares are identical to the Predecessor Fund’s institutional class shares.

Annual Total Returns as of December 31 – Class Z 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
(1.98)%	(12.22)%	23.13%	9.87%	15.36%	8.69%	1.69%	(33.79)%	4.78%	6.41%

1	The year-to-date return as of September 30, 2011 is (2.45%).

During the periods shown in the bar chart, the highest return for a quarter was 10.14% (quarter ending December 31, 2003) and the lowest return for a quarter was (16.78%) (quarter ending December 31, 2008).

Average Annual Total Returns as of December 31, 2010

The table below compares the average annual total return information for the Fund’s Class A, Class C, Class Z and Institutional Class shares to the S&P 500®, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries, as well as to the Citigroup 3-Month T-Bill Index, an unmanaged index that measures the performance of three-month Treasury bills.  Sales loads are reflected in the table.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A, Class C, and Class Z shares will vary. When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

	1 Year	5 Years	10 Years* or Life of Fund
Institutional Class (Inception date 12/9/05)
Return Before Taxes	6.51%	(3.95%)	(4.03%)
Return After Taxes on Distributions	6.51%	(4.39%)	(4.67%)
Return After Taxes on Distributions and Sale of Fund Shares	4.23%	(3.52%)	(3.65%)
Class A (Offered by Predecessor Fund beginning 3/31/05)
Return Before Taxes	0.10%	(5.34%)	(3.17%)
Class C (Offered by Predecessor Fund beginning 3/31/05)
Return Before Taxes	4.34%	(4.95%)	(2.91%)
Class Z (inception date for Predecessor Fund institutional class shares 7/1/78)
Return Before Taxes	6.41%	(3.98%)	0.92%*
S&P 500 (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%*
Citigroup 3-Month T-Bill Index (reflects no deduction for fees, expenses or taxes)	0.13%	2.30%	2.26%*

MANAGEMENT

Investment Adviser:                                           Old Mutual Capital

Investment Sub-Adviser:                                                      Analytic

Portfolio Managers:

Name	Title	Length of Service
Dennis M. Bein, CFA	Chief Investment Officer and Portfolio Manager	Since 2005
Harindra de Silva, Ph.D., CFA	President and Portfolio Manager	Since 2005
Gregory McMurran	Chief Investment Officer and Portfolio Manager	Since 2005
Ryan Brown	Portfolio Manager	Since 2010

PURCHASE AND SALE OF FUND SHARES

For Class A, Class C, and Class Z shares of the Fund, the minimum investment requirements are as follows:

Minimum Investments *	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfers To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”) (2)	No minimum	$50

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund, provided they sign a letter of intent committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.  You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888. Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a mutual fund platform or a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Funds distributed by Old Mutual Investment Partners, member FINRA
R-11-083 11/2011